SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14 (c) of the
Securities Exchange Act of 1934

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☑ Definitive Information Statement
TRANSAMERICA SERIES TRUST

(Name of Registrant as Specified in Its Charter)
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ADDITIONAL INFORMATION
EXHIBIT A
EXHIBIT B

TRANSAMERICA CAPITAL GUARDIAN U.S. EQUITY VP
a series of Transamerica Series Trust
570 Carillon Parkway
St. Petersburg, Florida 33716
Telephone: 1-800-851-9777
This information statement (“Information Statement”) is being provided to the owners of variable life insurance policies or variable annuity contracts (either of which is commonly referred to as a “Policy” and each owner of a Policy is referred to as a “Policy Owner”) formerly invested in Transamerica Capital Guardian U.S. Equity VP (the “Portfolio”), a series of Transamerica Series Trust (“TST”). As of 4:01 p.m. on April 30, 2009, the Portfolio reorganized into Transamerica Van Kampen Large Cap Core VP (“Van Kampen Large Cap Core VP”), a series of TST (the “Reorganization”). Immediately prior to the closing of the Reorganization, Morgan Stanley Investment Management Inc. (doing business as Van Kampen Asset Management (“Van Kampen” or “Sub-Adviser”)) replaced Capital Guardian Trust Company (“Capital Guardian”) as the sub-adviser to the Portfolio. Van Kampen serves as the sub-adviser to Van Kampen Large Cap Core VP.
This information statement describes Van Kampen and the terms of the sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM” or “Adviser”) and Van Kampen with respect to the Portfolio, a copy of which is attached hereto as Exhibit B (the “Sub-Advisory Agreement”). It is provided in lieu of a proxy statement to shareholders of record as of April 30, 2009, pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) on August 5, 1998. The Order permits TAM to hire new sub-advisers and to make changes to existing sub-advisory agreements (with non-affiliated entities) with the approval of the TST Board of Trustees (the “Board”), including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (“Independent Trustees”), without obtaining shareholder approval. The Order further stipulates that the Portfolio’s shareholders are to receive notice and information about the new sub-adviser and new sub-advisory agreement within 90 days after such change occurs.
In accordance with the terms of the Agreement and Plan of Reorganization dated as of April 30, 2009, the Portfolio was terminated after the Reorganization. All material contracts of the Portfolio, including the Sub-Advisory Agreement, were terminated at or prior to the closing of the Reorganization.
The annual report for the Portfolio for the period ended December 31, 2008, and the semi-annual report for the Portfolio for the period ended June 30, 2008 have been sent to shareholders. Both reports are available upon request without charge by contacting TAM, 570 Carillon Parkway, St. Petersburg, Florida 33716, or by calling toll-free 1-800-851-9777.
This Information Statement is being mailed on or about July 28, 2009.
We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.
The Portfolio is a series of TST, which is a registered investment company organized as a Delaware statutory trust under an Amended and Restated Declaration of Trust dated as of November 1, 2007. The Portfolio commenced operations on October 9, 2000. The principal executive office of TST is located at 570 Carillon Parkway, St. Petersburg, Florida 33716.

Background
TAM, a Florida corporation, 570 Carillon Parkway, St. Petersburg, Florida 33716, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of November 7, 2005, as amended (the “Advisory Agreement”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
The Advisory Agreement was recently approved by the Board, including a majority of the Independent Trustees, on June 4, 2009. More information about the Advisory Agreement appears below under the caption “Advisory Agreement.”
Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolio, (ii) selects, subject to the review and approval of the Board, one or more sub-advisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board, and (iii) reviews each sub-adviser’s continued performance. The Adviser may terminate the services of any sub-adviser at any time.
On April 3, 2008, the Board approved the termination of the sub-advisory agreement with Capital Guardian (the “Capital Guardian Sub-Advisory Agreement”) and approved the Sub-Advisory Agreement. This Information Statement describes Van Kampen and the Sub-Advisory Agreement.
No officer or Trustee of the Portfolio is a director, officer or employer of Van Kampen. No officer or Trustee of the Portfolio, through the ownership of securities or otherwise, has any other material direct or indirect interest in Van Kampen or any other person controlling, controlled by or under common control with Van Kampen. Since January 1, 2007, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Van Kampen or any of its affiliates was or is to be party.
Advisory Agreement
As noted above, the Adviser manages the assets of the Portfolio pursuant to the Advisory Agreement. The Advisory Agreement was last approved by the Board, including a majority of the Independent Trustees, on June 4, 2009, and continues in effect from year to year, subject to approval annually in accordance with the 1940 Act. The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board or by a vote of a “majority of the outstanding voting securities” of the Portfolio on 60 days’ advance written notice to the Adviser. TAM may terminate the Advisory Agreement as to the Portfolio at any time, without payment of any penalty, on 60 days’ written notice to the Portfolio. The Advisory Agreement will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.
Under the terms of the Advisory Agreement, the Adviser formulates and provides an investment program for the Portfolio on a continuous basis, subject to the provisions of the 1940 Act and the Internal Revenue Code of 1986 and to the investment objectives, policies, procedures and restrictions contained in the Portfolio’s then current Registration Statement under the 1940 Act. The Adviser also provides the Board with performance and other information, along with such other reports and data as are requested by the Board from time to time.
The Adviser makes executive and management personnel available to the Portfolio to supervise the performance of administrative, record-keeping, shareholder relations, regulatory reporting and compliance services, and the services of the Portfolio’s custodian and transfer agent. The Adviser also assists in the preparation of reports to shareholders, as required by the Trust.
The Advisory Agreement states that the Adviser may not execute purchase and sale orders with itself or affiliates, except as permitted by law and in accordance with the policies and procedures adopted by the Board. Under the Advisory Agreement, the Adviser shall, at the request of the Board, exercise voting rights pertaining to the securities held in the Portfolio.
The Advisory Agreement also provides that the Adviser may engage in any other business and provide any type of service, including investment advisory services, to any other person.
A description of the investment advisory fees paid by the Portfolio to the Adviser appears below the caption “TAM Advisory Fees.”
Policy Owners should refer to Exhibit A attached hereto for the complete terms of the Advisory Agreement and all applicable amendments thereto. The description of the Advisory Agreement, as amended, set forth herein is qualified in its entirety by the provisions of the Advisory Agreement and applicable amendments as set forth in Exhibit A.
Terms of the Sub-Advisory Agreement
The Sub-Advisory Agreement became effective as of 4:00 p.m. on April 30, 2009. Under the terms of the Sub-Advisory Agreement, the Sub-Adviser is to manage the investment and reinvestment of the portfolio assets of the Portfolio, subject to and in accordance with the investment objective and policies of the Portfolio set forth in the Portfolio’s Registration Statement, and any written instructions which the Adviser or the Board may issue from time-to-time in accordance therewith. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is to make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same.
The Sub-Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security.
Policy Owners should refer to Exhibit B attached hereto for the complete terms of the Sub-Advisory Agreement and all applicable amendments thereto. The description of the Subadvisory Agreement, as amended, set forth herein is qualified in its entirety by provisions of the Subadvisory Agreement as set forth in Exhibit B.
TAM Advisory Fees
Under the Advisory Agreement, the Portfolio paid the Adviser an advisory fee at the annual rate of 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.675% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.
As of March 31, 2009, the Portfolio had net assets of $86,091,314.

Capital Guardian Subadvisory Fee
Under the Capital Guardian Sub-Advisory Agreement, the Adviser (not the Portfolio) paid Capital Guardian for its services on the basis of the following annual fee schedule:
Fee Schedule
0.375% of the first $1 billion of net assets;
0.275% of assets from $1 billion to $2 billion; and
0.25% of average daily net assets in excess of $2 billion.
Van Kampen Subadvisory Fee
Under the Sub-Advisory Agreement, the Adviser (not the Portfolio) paid Van Kampen for its services on the basis of the following annual fee schedule:
Fee Schedule
0.30% of net assets.
Fees are accrued daily and paid by the Adviser monthly.
Fees paid to Capital Guardian for services provided pursuant to the Capital Guardian Sub-Advisory Agreement for the period from January 1, 2008 to December 31, 2008 were $584,640. Fees that would have been payable to Van Kampen for services provided pursuant to the Sub-Advisory Agreement for the same period, had the Sub-Advisory Agreement been in effect for such period, would have been $467,712. Policy Owners should note that the Adviser, not the Portfolio, pays all subadvisory fees.
Information Regarding Van Kampen
Van Kampen is a New York based investment management company, which at May 31, 2009 had approximately $368.9 billion in assets under management. The principal address of Van Kampen is 522 Fifth Avenue, New York, New York 10036.
Management and Governance
Listed below are the names, positions and principal occupations of the directors and principal executive officers of Van Kampen as of May 31, 2009. The principal address of each individual as it relates to his or her duties at Van Kampen is the same as that of Van Kampen, unless otherwise noted.

Entity	Current Directors	Current Executive Officer	Required Officers
Morgan Stanley Investment Management Inc.	Stuart Bohart Randy Takian	Stuart Bohart – President
Joanne Pace – Chief Operating Officer
Mary Alice Dunne – Chief Administrative Officer
Stefanie V. Chang Yu – Secretary
Mark Patten – Chief Financial Officer and Treasurer
		Mary Ann Picciotto – Chief Compliance Officer	President Secretary Treasurer
Management Activities
Van Kampen acts as adviser for the following registered investment companies:
COMSTOCK STRATEGY*
Van Kampen Comstock Fund
AUM as of 5/31/09: $7,433,508,000

Advisory Fee:
$0-1,000 MM	0.500%
$1,000-2,000 MM	0.450%
$2,000-3,000 MM	0.400%
Over $3,000 MM	0.350%
UIF Value Portfolio
AUM as of 5/31/09: $20,612,218

Advisory Fee:
$0-500 MM	0.550%
$500-1,000 MM	0.500%
Over $1,000 MM	0.450%
MSIF Trust Value Portfolio
AUM as of 5/31/09: $145,539,328

Advisory Fee:
$0-1,000 MM	0.500%
$1,000-2,000 MM	0.450%
$2,000-3,000 MM	0.400%
Over $3,000 MM	0.350%
Van Kampen LIT Comstock Portfolio
AUM as of 5/31/09: $2,217,166,000

Advisory Fee:
$0-500 MM	0.600%
Over $500 MM	0.550%

Morgan Stanley Value Fund
AUM as of 5/31/09: $101,253,936

Advisory Fee:
$0-1,000 MM	0.420%
$1,000-2,000 MM	0.370%
$2,000-3,000 MM	0.320%
Over $3,000 MM	0.270%
CAPITAL GROWTH STRATEGY*:
MSIF Inc. Capital Growth Portfolio
AUM as of 5/31/09: $659,540,307

Advisory Fee:
$0-1,000 MM	0.500%
$1,000-2,000 MM	0.450%
$2,000-3,000 MM	0.400%
Over $3,000 MM	0.350%
Van Kampen Capital Growth Fund
AUM as of 5/31/09: $2,984,397,058

Advisory Fee:
$0-1,000 MM	0.500%
$1,000-2,000 MM	0.450%
$2,000-3,000 MM	0.400%
Over $3,000 MM	0.350%
UIF Capital Growth Portfolio
AUM as of 5/31/09: $71,248,011

Advisory Fee:
$0-1,000 MM	0.500%
$1,000-2,000 MM	0.450%
$2,000-3,000 MM	0.400%
Over $3,000 MM	0.350%
Van Kampen LIT Capital Growth Portfolio
AUM as of 5/31/09: $150,117,171

Advisory Fee:
$0-500 MM	0.700%
$500-1,000 MM	0.650%
Over $1,000 MM	0.600%
Morgan Stanley Select Dimensions Capital Growth Fund
AUM as of 5/31/09: $24,969,114

Advisory Fee:
$0-1,000 MM	0.500%
$1,000-2,000 MM	0.450%
$2,000-3,000 MM	0.400%
Over $3,000 MM	0.350%

Van Kampen Enterprise Fund
AUM as of 5/31/09: $713,929,966

Advisory Fee:
$0-1,000 MM	0.500%
$1,000-2,000 MM	0.450%
$2,000-3,000 MM	0.400%
Over $3,000 MM	0.350%

*	Comstock is a large cap value strategy and Capital Growth Strategy is a large cap growth strategy. Van Kampen Large Cap Core VP allocates its assets equally between Comstock and Capital Growth Strategies.
Evaluation by the Board
At a meeting held on April 3, 2008, the Board approved the Sub-Advisory Agreement following a presentation by the Adviser. Discussed below are some of the material factors considered by the Board.
The Board considered information with respect to Van Kampen and whether the Sub-Advisory Agreement was in the best interests of the Portfolio and its shareholders.
The Board reviewed the qualifications, backgrounds and responsibilities of the Van Kampen team that would be responsible for the day-to-day management of the Portfolio. The Board received and considered information regarding the nature, extent and quality of services expected to be provided to the Portfolio by Van Kampen under the Sub-Advisory Agreement. The Board considered Van Kampen’s familiarity with the Portfolio as Van Kampen was as the sub-adviser to Van Kampen Large Cap Core VP. The Board reviewed and considered the subadvisory fee that would be payable by the Adviser to Van Kampen in light of the nature, extent and quality of the management services expected to be provided by Van Kampen. The Board noted that the Adviser, and not the Portfolio, will pay the subadvisory fee to Van Kampen.
Based upon its review and the representations made to it, the Board, including all of the Independent Trustees, concluded that (a) the terms of the Sub-Advisory Agreement are reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (b) the fees provided in the Sub-Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved the Sub-Advisory Agreement.
No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the Sub-Advisory Agreement, and each Board Member attributed different weight to the various factors.
ADDITIONAL INFORMATION
TAM, the Trust’s investment adviser, and Transamerica Fund Services, Inc., its transfer agent and administrator, are both located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The Trust’s principal underwriter and distributor, Transamerica Capital, Inc., is located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237.
As of April 30, 2009, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Portfolio.

     As of April 30, 2009, the following persons owned of record or had the right to vote 5% or more of the outstanding shares of the Portfolio:

	Amount of
Name of Record Holder	Shares	Class	Percentage of Class
TCM Division
Transamerica Life Insurance Company
Transamerica Landmark VA
570 Carillon Parkway
St. Petersburg, FL 33716	$10,400,338.91	Initial	54.23%
TCM Division
Transamerica Life Insurance Company
Transamerica Extra VA
570 Carillon Parkway
St. Petersburg, FL 33716	$2,689,492.64	Initial	14.02%
TCM Division
Transamerica Life Insurance Company
Transamerica Landmark ML VA
570 Carillon Parkway
St. Petersburg, FL 33716	$1,739,293.42	Initial	9.07%
TCM Division
Transamerica Life Insurance Company
Transamerica Freedom VA
570 Carillon Parkway
St. Petersburg, FL 33716	$1,198,191.77	Initial	6.25%
TCM Division
Western Reserve Life Assurance Co.
Ann Acct A — Class B
570 Carillon Parkway
St Petersburg, FL 33716	$1,066,386.47	Initial	5.56%
TCM Division
Transamerica Life Insurance Company
Transamerica Landmark VA
570 Carillon Parkway
St. Petersburg, FL 33716	$610,070.89	Service	47.33%
TCM Division
Transamerica Life Insurance Company
Transamerica Freedom VA
570 Carillon Parkway
St. Petersburg, FL 33716	$253,030.21	Service	19.63%

	Amount of
Name of Record Holder	Shares	Class	Percentage of Class
TCM Division
Transamerica Life Insurance Company
Transamerica Freedom VA
570 Carillon Parkway
St. Petersburg, FL 33716	$253,030.21	Service	19.63%
TCM Division
Transamerica Life Insurance Company
First Union Portfolio Select
570 Carillon Parkway
St. Petersburg, FL 33716	$153,358.63	Service	11.90%
TCM Division
Transamerica Life Insurance Company
Transamerica Principium Var Ann
570 Carillon Parkway
St. Petersburg, FL 33716	$82,368.43	Service	6.39%
The Trust is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory agreement. shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust in accordance with the Trust’s By-Laws.
By Order of the Board of Trustees,
Dennis P. Gallagher
Vice President, General Counsel and Secretary
July 28, 2009

EXHIBIT A
WRL SERIES FUND, INC.
INVESTMENT ADVISORY AGREEMENT
     This Agreement, entered into between WRL Series Fund, Inc., a Maryland corporation (referred to herein as the “Fund”), and WRL Investment Management, Inc., a Florida corporation (referred to herein as “WRL Management”), to provide certain investment advisory services with respect to the series of shares of common stock of the Fund.
     The Fund is registered as an open-end investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) and consists of more than one series of shares (the “Portfolios”). In managing its Portfolios, the Fund wishes to have the benefit of the investment advisory services of WRL Management and its assistance in performing certain management functions. WRL Management desires to furnish such services to the Fund and to perform the functions assigned to it under this Agreement for the considerations provided. Schedule A lists the effective date and termination date of this Agreement for each Portfolio of the Fund. Accordingly, the parties have agreed as follows:
     1. Investment Advisory Services. In its capacity as investment adviser to the Fund, WRL Management shall have the following responsibilities:
(a) to furnish continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolios may own or contemplate acquiring from time to time;
(b) to cause its officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Board of Directors and appropriate officers of the Fund fully informed as to the conditions of each investment portfolio of the Portfolios, the investment recommendations of WRL Management, and the investment considerations which have given rise to those recommendations;
(c) to supervise the purchase and sale of securities of the Portfolios as directed by the appropriate officers of the Fund; and
(d) to maintain all books and records required to be maintained by the Investment Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, WRL Management hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, WRL Management may retain copies of such records.
     WRL Management shall pay all expenses incurred in connection with the performance of its responsibilities under this Agreement. It is understood and agreed that WRL Management may, and intends to, enter into Sub-Advisory Agreements with duly registered investment advisers (the “Sub-Advisers”) for each Portfolio, under which each Sub-Adviser will, under the supervision of WRL Management, furnish investment information and advice with respect to one or more Portfolios to assist WRL Management in carrying out its responsibilities under this Section 1. The compensation to be paid to each Sub-Adviser for such services and the other terms and conditions under which the services shall be rendered by the Sub-Adviser shall be set forth in the Sub-Advisory Agreement between WRL Management and each Sub-

Adviser; provided, however, that such Agreement shall be approved by the Board of Directors and by the holders of the outstanding voting securities of each Portfolio in accordance with the requirements of Section 15 of the 1940 Act, and shall otherwise be subject to, and contain such provisions as shall be required by the 1940 Act.
     2. Obligations of the Fund. The Fund shall have the following obligations under this Agreement:
(a) to keep WRL Management continuously and fully informed as to the composition of each Portfolio’s investment securities and the nature of all of its assets and liabilities from time to time;
(b) to furnish WRL Management with a certified copy of any financial statement or report prepared for each Portfolio by certified or independent public accountants, and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;
(c) to furnish WRL Management with any further materials or information which WRL Management may reasonably request to enable it to perform its functions under this Agreement; and
(d) to compensate WRL Management for its services in accordance with the provisions of Section 3 hereof.
     3. Compensation. For its services under this Agreement, WRL Management is entitled to receive from each Portfolio a monthly fee, payable on the last day of each month during which or part of which this Agreement is in effect, as set forth on Schedule A attached to this Agreement, as it may be amended from time to time in accordance with Section 11 below. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate pro-ration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.
     4. Expenses Paid by each Portfolio. Nothing in this Agreement shall be construed to impose upon WRL Management the obligation to incur, pay, or reimburse a Portfolio for any expenses. A Portfolio shall pay all of its expenses including, but not limited to:
(a) all costs and expenses, including legal and accounting fees, incurred in connection with the formation and organization of a Portfolio, including the preparation (and filing, when necessary) of the Portfolio’s contracts, plans and documents; conducting meetings of organizers, directors and shareholders, and all other matters relating to the formation and organization of a Portfolio and the preparation for offering its shares. The organization of a Portfolio for all of the foregoing purposes will be considered completed upon effectiveness of the post-effective amendment to the Fund’s registration statement to register the Portfolio under the Securities Act of 1933.
(b) all costs and expenses, including legal and accounting fees, filing fees and printing costs, in connection with the preparation and filing of the post-effective amendment to the Fund’s registration statement to register the Portfolio under the Securities Act of 1933 and the 1940 Act (including all amendments thereto prior to the effectiveness of the registration statement under the Securities Act of 1933);
(c) investment advisory fees;

(d) any compensation, fees, or reimbursements which the Fund pays to its Directors who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Fund or WRL Management;
(e) compensation of the Fund’s custodian, administrator, registar and dividend disbursing agent;
(f) legal, accounting and printing expenses;
(g) other administrative, clerical, recordkeeping and bookkeeping expenses;
(h) pricing costs, including the daily calculation of net asset value;
(i) auditing;
(j) insurance premiums, including Fidelity Bond Coverage, Error & Ommissions Coverage and Directors and Officers Coverage, in accordance with the provisions of the 1940 Act and the rules thereunder;
(k) services for shareholders, including allocable telephone and personnel expenses;
(l) brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest:
(m) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith;
(n) costs of certificates and the expenses of delivering such certificates to the purchasers of shares relating thereto;
(o) expenses of local representation in Maryland;
(p) fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Fund in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder;
(q) expenses of shareholders’ meetings and of preparing, printing and distributing notices, proxy statements and reports to shareholders;
(r) expenses of preparing and filing reports with federal and state regulatory authorities;
(s) all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the Securities Act of 1933 and the securities laws of any states or territories subsequent to the effectiveness of the initial registration statement under the Securities Act of 1933;
(t) all costs involved in preparing and printing prospectuses of the Fund;
(u) extraordinary expenses; and
(v) all other expenses properly payable by the Fund or the Portfolios.
     5. Treatment of Investment Advice. With respect to the Portfolios, the Fund shall treat the investment advice and recommendations of WRL Management as being advisory only, and shall retain full control over its own investment policies. However, the Directors of the Fund may delegate to the appropriate officers of the Fund, or to a committee of Directors, the power to authorize purchases, sales or other actions affecting the Portfolios in the interim between meetings of the Directors, provided such action is consistent with the established investment policy of the Directors and is reported to the Directors at their next meeting.
     6. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by each Portfolio upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Portfolio and shall be paid by the Portfolio. WRL Management is authorized and directed to place each Portfolio’s securities transactions, or to delegate to the Sub-Adviser of that Portfolio the authority and direction to place the Portfolio’s securities transactions, only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable price and at reasonable commission rates (best price and execution); provided, however, that WRL Management or the Sub-Adviser, may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if WRL Management or the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of WRL Management or the Sub-Adviser. WRL Management and the Sub-Adviser are also authorized to consider sales of individual and group life insurance policies and/or variable annuity contract issued by Western Reserve Life Assurance Co. of Ohio by a broker-dealer as a factor in selecting broker-dealers to execute the Portfolio’s securities transactions, provided that in placing portfolio business with such broker-dealers, WRL Management and the Sub-Adviser shall seek the best execution of each transaction and all such brokerage placement shall be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. Notwithstanding the foregoing, the Fund shall retain the right to direct the placement of all securities transactions of the Portfolios, and the Directors may establish policies or guidelines to be followed by WRL Management and the Sub-Advisers in placing securities transactions for each Portfolio pursuant to the foregoing provisions. WRL Management shall report on the placement of portfolio transactions each quarter to the Directors of the Fund.
     7. Limitation on Expenses of the Portfolios. If the insurance or securities laws, regulations or policies of any state in which shares of the Portfolios are qualified for sale limit the operation and management expenses (collectively referred to as “Normal Operating Expenses” and as described below), WRL Management will pay on behalf of the Portfolios the amount by which such expenses exceed the lowest of such state limitations (the “Expense Limitation”). Normal Operating Expenses include, but are not limited to, the fees of the Portfolios’ investment adviser, the compensation of its custodian, registrar, auditors and legal counsel, printing expenses, expenses incurred in complying with all laws applicable to the sale of shares of the Portfolios and any compensation, fees, or reimbursement which the Portfolios pay to Directors of the Fund who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of WRL Management, but excluding all interest and all federal, state and local taxes (such as stamp, excise, income, franchise and similar taxes). If Normal Operating Expenses exceed in any year the Expense Limitation of the Fund, WRL Management shall pay for those excess expenses on behalf of the Portfolios in the year in which they are incurred. Expenses of the Portfolios shall be calculated and accrued monthly. If at the end of any month the accrued expenses of the Portfolios exceed a pro rata portion of the above-described Expense Limitation, based upon the average daily net asset value of the Portfolios from the beginning of the fiscal year through the end of the month for which calculation is made, the amount of such excess shall be paid by WRL Management on behalf of the Portfolios and such excess amounts shall continue to be paid until the end of a month when such accrued expenses are less than the pro rata portion of such Expense Limitation. Any necessary final adjusting payments, whether from WRL Management to the Portfolios or from the Portfolios to WRL Management, shall be made as soon as reasonably practicable after the end of the fiscal year.
     8. Termination. This Agreement may be terminated at any time, without penalty, by the Directors of the Fund or by the shareholders of each Portfolio acting by vote of at least a majority of its outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) provided in either case that 60 days’ written notice of termination be given to WRL Management at its principal place of business. This

Agreement may be terminated by WRL Management at any time by giving 60 days’ written notice of termination to the Fund, addressed to its principal place of business.
     9. Assignment. This Agreement shall terminate automatically in the event of any assignment (as the term is defined in Section 2(a)(4) of the 1940 Act) of this Agreement.
     10. Term. This Agreement shall continue in effect, unless sooner terminated in accordance with its terms, as provided for each Portfolio on Schedule A, and shall continue in effect from year to year thereafter provided such continuance is specifically approved at least annually by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Directors of the Fund or the affirmative vote of a majority of the outstanding voting securities of each Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act).
     11. Amendments. This Agreement may be amended only with the approval of the affirmative vote of a majority of the outstanding voting securities of each Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act) and the approval by the vote of a majority of Directors of the Fund who are not parties hereto or interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, unless otherwise permitted in accordance with the 1940 Act.
     12. Prior Agreements. This Agreement constitutes the entire agreement between the parties hereto and supersedes in its entirety any and all previous agreements between the parties relative to the subject matter hereof.
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ATTEST:	WRL SERIES FUND, INC.

/s/ Priscilla Hechler Assistant Vice President and Assistant Secretary	By:	/s/ John R. Kenney Chairman of the Board and President

ATTEST:	WRL INVESTMENT MANAGEMENT, INC.

/s/ Priscilla Hechler	By:	/s/ Kenneth P. Beil

Assistant Vice President and Assistant Secretary		President

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT BETWEEN
WRL SERIES FUND, INC.
AND
WRL INVESTMENT MANAGEMENT, INC.
THIS AMENDMENT is made as of May 1, 2001 to the Investment Advisory Agreement dated January 1, 1997 between WRL Series Fund, Inc. and WRL Investment Management, Inc. In consideration of the mutual covenants contained herein, the parties agree as follows:
1.	Fund Name. Any references to WRL Series Fund, Inc. (the “Fund”) will now be revised to mean AEGON/Transamerica Series Fund, Inc. (“ATSF”) in response to the name change of the Fund, effective May 1, 2001.

2.	Investment Adviser Change. Any references to WRL Investment Management, Inc. as the Investment Advisor to the Fund will now be revised to mean AEGON/Transamerica Fund Advisers, Inc. (“ATFA”), a Florida corporation, in response to the name change of the investment adviser of the Fund, effective May 1, 2001.
In all other respects, the Investment Advisory Agreement dated January 1, 1997 is confirmed and remains in full force and effect.
IN WITNESS WHEREOF, the parties have hereto have caused this amendment to be executed by their duly authorized signatories as of the date and year first above written.

ATTEST:		AEGON/TRANSAMERICA FUND ADVISERS, INC.

By:	/s/ Gayle A. Morden Gayle A. Morden	By:	/s/ John K. Carter John K. Carter
	Assistant Vice President and		Vice President, General Counsel
	Assistant Secretary		Compliance Officer and Secretary

ATTEST:		AEGON/TRANSAMERICA SERIES FUND, INC.

By:	/s/ Gayle A. Morden	By:	/s/ John K. Carter

	Gayle A. Morden		John K. Carter
	Assistant Vice President and		Vice President, General Counsel
	Assistant Secretary		and Secretary

TRANSAMERICA SERIES TRUST
INVESTMENT ADVISORY AGREEMENT
Schedule A
EFFECTIVE AS OF: May 1, 2008

	PERCENTAGE OF AVERAGE
PORTFOLIO	DAILY NET ASSETS	EFFECTIVE DATE
Transamerica American Century Large Company Value VP	0.835% of the first $250 million of average daily net assets; 0.80% over $250 million up to $400 million; 0.775% over $400 million up to $750 million; 0.70% in excess of $750 million	March 1, 2001

Transamerica Asset Allocation – Conservative VP	0.10%	May 1, 2002

Transamerica Asset Allocation – Growth VP	0.10%	May 1, 2002

Transamerica Asset Allocation – Moderate Growth VP	0.10%	May 1, 2002

Transamerica Asset Allocation – Moderate VP	0.10%	May 1, 2002

Transamerica Balanced VP	0.80% of the first $250 million of average daily net assets; 0.75% over $250 million to $500 million; 0.70% over $500 million up to $1.5 billion; 0.625% of average daily net assets over $1.5 billion	May 1, 2002

Transamerica BlackRock Large Cap Value VP	0.80% of first $250 million of average daily net assets; 0.775% over $250 million up to $750 million; 0.75% of average daily net assets over $750 million	January 1, 1997

Transamerica Capital Guardian Global VP	1.05% of the first $125 million of average daily net assets; 1.00% over $125 million up to $250 million; 0.90% over $250 million up to $400 million; 0.825% over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; 0.70% in excess of $2 billion	May 1, 2002

PERCENTAGE OF AVERAGE
PORTFOLIO	DAILY NET ASSETS	EFFECTIVE DATE
Transamerica Capital Guardian U.S. Equity VP	0.80% of the first $500 million of average daily net assets; 0.775% over $500 million up to $1 billion; 0.675% over $1 billion up to $2 billion; 0.65% of average daily net assets in excess of $2 billion	May 1, 2002

Transamerica Capital Guardian Value VP	0.80% of the first $500 million of average daily net assets; 0.775% over $500 million up to $1 billion; 0.65% over $1 billion up to $2 billion; 0.625% of average daily net assets in excess of $2 billion	May 1, 2002

Transamerica Clarion Global Real Estate Securities VP	0.80% of the first $250 million of average daily net assets; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.65% in excess of $1 billion	May 1, 1998

Transamerica Convertible Securities VP	0.75% of the first $250 million of average daily net assets; 0.70% of average daily net assets in excess of $250 million	May 1, 2002

Transamerica Equity II VP	0.30%	December 30, 2003

Transamerica Equity VP	0.75% of the first $500 million of average daily net assets; 0.70% over $500 million to $2.5 billion; 0.65% of average daily net assets in excess of $2.5 billion.	May 1, 2002

Transamerica Federated Market Opportunity VP	0.75% of the first $500 million; 0.675% over $500 million up to $750 million; 0.65% in excess of $750 million	January 1, 1997

Transamerica Growth Opportunities VP	0.80% of the first $250 million of average daily net assets; 0.75% over $250 million up to $500 million 0.70% of average daily net assets over $500 million	May 1, 2002

PERCENTAGE OF AVERAGE
PORTFOLIO	DAILY NET ASSETS	EFFECTIVE DATE
Transamerica Index 50 VP	0.32% of the first $50 million of average daily net assets; 0.30% over $50 million up to $250 million; 0.28% of average daily net assets in excess of $250 million	May 1, 2008

Transamerica Index 75 VP	0.32% of the first $50 million of average daily net assets; 0.30% over $50 million up to $250 million; 0.28% of average daily net assets in excess of $250 million	May 1, 2008

Transamerica International Moderate Growth VP	0.10%	May 1, 2006

Transamerica Jennison Growth VP	0.80% of the first $250 million of average daily net assets; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; 0.65% of average daily net assets in excess of $1.5 billion	May 1, 2002

Transamerica JPMorgan Core Bond VP	0.45% of the first $750 million; 0.40% over $750 million up to $1billion; 0.375% in excess of $1billion	January 1, 1998

Transamerica JPMorgan Enhanced Index VP	0.74% of the first $750 million of average daily net assets; 0.69% over $750 million up to $1 billion; 0.65% in excess of $1 billion	May 1, 2002

Transamerica JPMorgan Mid Cap Value VP	0.85% of the first $100 million of average daily net assets; 0.80% of average daily net assets over $100 million	May 1, 1999

Transamerica Legg Mason Partners All Cap VP	0.80% of the first $500 million of average daily net assets; 0.675% of average daily net assets in excess of $500 million	May 1, 1999

PERCENTAGE OF AVERAGE
PORTFOLIO	DAILY NET ASSETS	EFFECTIVE DATE
Transamerica Marsico Growth VP	0.80% of the first $250 million of average daily net assets; 0.75% of the next $250 million; 0.70% of the next $500 million; 0.60% of average daily net assets in excess of $1 billion	May 1, 1999

Transamerica MFS High Yield VP	0.725% of the first $250 million of average daily net assets; 0.715% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; 0.67% of average daily net assets in excess of $1 billion	May 1, 2002

Transamerica MFS International Equity VP	0.925% of the first $250 million of average daily net assets; 0.90% over $250 million up to $500 million; 0.85% over $500 million up to $1 billion; 0.80% in excess of $1 billion	May 1, 2002

Transamerica Money Market VP	0.35%	May 1, 2002

Transamerica Munder Net50 VP	0.90%	May 1, 2001

Transamerica PIMCO Total Return VP	0.675% of the first $250 million of average daily net assets; 0.65% over $250 million up to $750 million; 0.60% of average daily net assets in excess of $750 million	May 1, 2002

Transamerica Science & Technology VP	0.78% of the first $500 million of average daily net assets; 0.70% in excess of $500 million	May 1, 2000

Transamerica Small/Mid Cap Value VP	0.80% of the first $500 million of average daily net assets; 0.75% of average daily net assets over $500 million	May 1, 2004

Transamerica T. Rowe Price Equity Income VP	0.75% of the first $250 million of average daily net assets; 0.74% over $250 million up to $500 million; 0.75% of average daily net assets in excess of $500 million	May 1, 2002

PERCENTAGE OF AVERAGE
PORTFOLIO	DAILY NET ASSETS	EFFECTIVE DATE
Transamerica T. Rowe Price Growth Stock VP	0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets in excess of $250 million	May 1, 2002

Transamerica T. Rowe Price Small Cap VP	0.75%	May 1, 1999

Transamerica Templeton Global VP	0.75% of the first $500 million of average daily net assets; 0.725% over $500 million up to $1.5 billion; 0.70% of average daily net assets over $1.5 billion	January 1, 1997

Transamerica Third Avenue Value VP	0.80%	January 1, 1998

Transamerica U.S. Government Securities VP	0.55%	May 1, 2002

Transamerica Value Balanced VP	0.75% of the first $500 million of average daily net assets; 0.65% over $500 million up to $1 billion; 0.60% of average daily net assets over $1 billion	January 1, 1997

Transamerica Van Kampen Active International Allocation VP	0.85% of the first $250 million of average daily net assets; 0.80% of the average daily net assets over $250 million up to $1 billion; 0.775% of average daily net assets over $1 billion	May 1, 2002

Transamerica Van Kampen Large Cap Core VP	0.75% of the first $250 million of average daily net assets; 0.70% of average daily net assets over $250 million	May 1, 2002

Transamerica Van Kampen Mid-Cap Growth VP	0.80% of the first $1 billion of average daily net assets; 0.775% of average daily net assets over $1 billion	January 1, 1997

TRANSAMERICA SERIES TRUST
INVESTMENT ADVISORY AGREEMENT
Schedule A
EFFECTIVE AS OF: May 1, 2009

PORTFOLIO	PERCENTAGE OF AVERAGE DAILY NET ASSETS	EFFECTIVE DATE
Transamerica American Century Large Company Value VP	0.835% of the first $250 million of average daily net assets; 0.80% over $250 million up to $400 million; 0.775% over $400 million up to $750 million; 0.70% in excess of $750 million	March 1, 2001

Transamerica Asset Allocation – Conservative VP	0.10%	May 1, 2002

Transamerica Asset Allocation – Growth VP	0.10%	May 1, 2002

Transamerica Asset Allocation – Moderate Growth VP	0.10%	May 1, 2002

Transamerica Asset Allocation – Moderate VP	0.10%	May 1, 2002

Transamerica Balanced VP	0.80% of the first $250 million of average daily net assets; 0.75% over $250 million to $500 million; 0.70% over $500 million up to $1.5 billion; 0.625% of average daily net assets over $1.5 billion	May 1, 2002

Transamerica BlackRock Global Allocation VP	0.05% (TAM currently intends to waive its investment advisory fee)	May 1, 2009

Transamerica BlackRock Large Cap Value VP	0.80% of first $250 million of average daily net assets; 0.775% over $250 million up to $750 million; 0.75% of average daily net assets over $750 million	January 1, 1997

Transamerica BlackRock Tactical Allocation VP	0.10% of the first billion of average daily net assets; and 0.08% in excess of $1 billion	May 1, 2009

Transamerica Capital Guardian Value VP	0.80% of the first $500 million of average daily net assets; 0.775% over $500 million up to $1 billion; 0.65% over $1 billion up to $2 billion; 0.625% of average daily net assets in excess of $2 billion	May 1, 2002

Transamerica Clarion Global Real Estate Securities VP	0.80% of the first $250 million of average daily net assets; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.65% in excess of $1 billion	May 1, 1998

PORTFOLIO	PERCENTAGE OF AVERAGE DAILY NET ASSETS	EFFECTIVE DATE
Transamerica Convertible Securities VP	0.75% of the first $250 million of average daily net assets; 0.70% of average daily net assets in excess of $250 million	May 1, 2002

Transamerica Efficient Markets VP	0.42% of the first $50 million; 0.40% over $50 million up to $250 million; and 0.38% in excess of $250 million	November 10, 2008

Transamerica Equity II VP	0.30%	December 30, 2003

Transamerica Equity VP	0.75% of the first $500 million of average daily net assets; 0.70% over $500 million to $2.5 billion; 0.65% of average daily net assets in excess of $2.5 billion.	May 1, 2002

Transamerica Federated Market Opportunity VP	0.75% of the first $500 million; 0.675% over $500 million up to $750 million; 0.65% in excess of $750 million	January 1, 1997

Transamerica Growth Opportunities VP	0.80% of the first $250 million of average daily net assets; 0.75% over $250 million up to $500 million 0.70% of average daily net assets over $500 million	May 1, 2002

Transamerica Hanlon Balanced VP	0.90% of the first $500 million; 0.875% over $500 million up to $1 billion; 0.85% in excess of $1 billion	May 1, 2009

Transamerica Hanlon Growth VP	0.90% of the first $500 million; 0.875% over $500 million up to $1 billion; 0.85% in excess of $1 billion	May 1, 2009

Transamerica Hanlon Growth and Income VP	0.90% of the first $500 million; 0.875% over $500 million up to $1 billion; 0.85% in excess of $1 billion	May 1, 2009

Transamerica Hanlon Managed Income VP	0.90% of the first $500 million; 0.875% over $500 million up to $1 billion; 0.85% in excess of $1 billion	May 1, 2009

Transamerica Index 50 VP	0.32% of the first $50 million of average daily net assets; 0.30% over $50 million up to $250 million; 0.28% of average daily net assets in excess of $250 million	May 1, 2008

Transamerica Index 75 VP	0.32% of the first $50 million of average daily net assets; 0.30% over $50 million up to $250 million; 0.28% of average daily net assets in excess of $250 million	May 1, 2008

Transamerica International Moderate Growth VP	0.10%	May 1, 2006

Transamerica Jennison Growth VP	0.80% of the first $250 million of average daily net assets; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; 0.65% of average daily net assets in excess of $1.5 billion	May 1, 2002

PORTFOLIO	PERCENTAGE OF AVERAGE DAILY NET ASSETS	EFFECTIVE DATE
Transamerica JPMorgan Core Bond VP	0.45% of the first $750 million; 0.40% over $750 million up to $1billion; 0.375% in excess of $1billion	January 1, 1998

Transamerica JPMorgan Enhanced Index VP	0.74% of the first $750 million of average daily net assets; 0.69% over $750 million up to $1 billion; 0.65% in excess of $1 billion	May 1, 2002

Transamerica JPMorgan Mid Cap Value VP	0.85% of the first $100 million of average daily net assets; 0.80% of average daily net assets over $100 million	May 1, 1999

Transamerica Legg Mason Partners All Cap VP	0.80% of the first $500 million of average daily net assets; 0.675% of average daily net assets in excess of $500 million	May 1, 1999

Transamerica Marsico Growth VP	0.80% of the first $250 million of average daily net assets; 0.75% of the next $250 million; 0.70% of the next $500 million; 0.60% of average daily net assets in excess of $1 billion	May 1, 1999

Transamerica MFS High Yield VP	0.725% of the first $250 million of average daily net assets; 0.715% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; 0.67% of average daily net assets in excess of $1 billion	May 1, 2002

Transamerica MFS International Equity VP	0.925% of the first $250 million of average daily net assets; 0.90% over $250 million up to $500 million; 0.85% over $500 million up to $1 billion; 0.80% in excess of $1 billion	May 1, 2002

Transamerica Money Market VP	0.35%	May 1, 2002

Transamerica Munder Net50 VP	0.90%	May 1, 2001

Transamerica PIMCO Total Return VP	0.675% of the first $250 million of average daily net assets; 0.65% over $250 million up to $750 million; 0.60% of average daily net assets in excess of $750 million	May 1, 2002

Transamerica ProFund UltraBear VP	0.85% of the first $250 million; 0.80% over $250 Million up to $750 million; and 0.75% in excess of $750 million	May 1, 2009

Transamerica Science & Technology VP	0.78% of the first $500 million of average daily net assets; 0.70% in excess of $500 million	May 1, 2000

Transamerica Small/Mid Cap Value VP	0.80% of the first $500 million of average daily net assets; 0.75% of average daily net assets over $500 million	May 1, 2004

Transamerica T. Rowe Price Equity Income VP	0.75% of the first $250 million of average daily net assets; 0.74% over $250 million up to $500 million; 0.75% of average daily net assets in excess of $500 million	May 1, 2002

PORTFOLIO	PERCENTAGE OF AVERAGE DAILY NET ASSETS	EFFECTIVE DATE
Transamerica T. Rowe Price Growth Stock VP	0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets in excess of $250 million	May 1, 2002

Transamerica T. Rowe Price Small Cap VP	0.75%	May 1, 1999

Transamerica Templeton Global VP	0.75% of the first $500 million of average daily net assets; 0.725% over $500 million up to $1.5 billion; 0.70% of average daily net assets over $1.5 billion	January 1, 1997

Transamerica Third Avenue Value VP	0.80%	January 1, 1998

Transamerica U.S. Government Securities VP	0.55%	May 1, 2002

Transamerica Value Balanced VP	0.75% of the first $500 million of average daily net assets; 0.65% over $500 million up to $1 billion; 0.60% of average daily net assets over $1 billion	January 1, 1997

Transamerica Van Kampen Active International Allocation VP	0.85% of the first $250 million of average daily net assets; 0.80% of the average daily net assets over $250 million up to $1 billion; 0.775% of average daily net assets over $1 billion	May 1, 2002

Transamerica Van Kampen Large Cap Core VP	0.75% of the first $250 million of average daily net assets; 0.70% of average daily net assets over $250 million	May 1, 2002

Transamerica Van Kampen Mid-Cap Growth VP	0.80% of the first $1 billion of average daily net assets; 0.775% of average daily net assets over $1 billion	January 1, 1997

EXHIBIT B
SUB-ADVISORY AGREEMENT
BETWEEN AEGON/TRANSAMERICA FUND ADVISERS, INC. AND
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
     AGREEMENT made as of the 1st day of May, 2002, by and between Morgan Stanley Investment Management Inc., a Delaware corporation (the “Sub-Adviser”), and AEGON/Transamerica Fund Advisers, Inc., a Florida corporation (the “Investment Adviser”).
     WHEREAS, the Investment Adviser has been organized to serve as investment manager of AEGON/Transamerica Series Fund, Inc (the “Fund”), a Maryland corporation which has filed a registration statement under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933 (the “Registration Statement”); and
     WHEREAS, the Fund is comprised of several separate investment portfolios, including the portfolios listed on Schedule A hereto (each a “Portfolio,” and together, the “Portfolios”); and
     WHEREAS, the Investment Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Investment Adviser in performing services for the Portfolios; and
     WHEREAS, the Sub-Adviser is registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering investment advisory services to investment companies and desires to provide such services to the Investment Adviser;
     NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:
     1. Employment of the Sub-Adviser. The Investment Adviser hereby employs the Sub-Adviser as sub-adviser to manage the investment and reinvestment of the assets of the Portfolios, subject to the control and direction of the Fund’s Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Investment Adviser, the Portfolios or the Fund in any way.
     2. Obligations of and Services to be Provided by the Sub-Adviser. The Sub-Adviser undertakes to provide the following services and to assume the following obligations:
          a. The Sub-Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolios, all without prior consultation with the Investment Adviser, subject to and in accordance with the respective investment objectives and policies of the Portfolios set forth in the Fund’s Registration Statement, as such Registration Statement may be amended from time to time, and any written instructions which the Investment Adviser or the Fund’s Board of Directors may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Sub-Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Sub-Adviser shall render regular reports as mutually agreed upon by both parties to the Fund’s Board of Directors and the Investment Adviser concerning the investment activities of the Portfolios.

          b. To the extent provided in the Fund’s Registration Statement, as such Registration Statement may be amended from time to time, the Sub-Adviser shall, in the name of the Portfolios, place orders for the execution of portfolio transactions with or through such brokers, dealers or banks as it may select including affiliates of the Sub-Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.
          c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolios, the Sub-Adviser shall create and maintain all necessary records in accordance with applicable laws, rules and regulations. All records shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission (“SEC”), the Fund, the Investment Adviser or any person retained by the Fund at reasonable times. Where applicable, such records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.
          d. The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement.
     3. Compensation of the Sub-Adviser. In consideration of services rendered pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser a fee at the annual rate of the value of each Portfolio’s average daily net assets set forth in Schedule B hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-Adviser, the value of a Portfolio’s net assets shall be computed at the times and in the manner specified in the Fund’s Registration Statement.
     4. Activities of the Sub-Adviser. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.
     5. Use of Names. The Investment Adviser shall not use the names “Morgan Stanley,” “Van Kampen,” “Miller Anderson” or “MAS,” or any derivative thereof or logos associated with such names (collectively, the “MS Names”), in any prospectus, sales literature or other material relating to the Fund in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve the use of a MS Name (other than “Morgan Stanley”) which merely refers in accurate terms to the Sub-Adviser’s appointment hereunder or which is required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld. The Sub-Adviser shall not use the name of the Fund or the Investment Adviser in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Investment Adviser; provided, however, that the Investment Adviser shall approve the use of its or the Fund’s name which merely refers in accurate terms to the appointment of the Sub-Adviser hereunder or which is required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld. Upon termination of this Agreement, and to the extent applicable, (i) the Investment Adviser and the Fund shall cease to use the MS Names and (ii) the Sub-Adviser shall cease to use the name of the Fund or the Investment Adviser, in both cases, as soon as is reasonably possible.
     The Investment Adviser recognizes that from time to time directors, officers and employees of the Sub-Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include a MS Name as part of their name, and that the Sub-Adviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

     6. Liability of the Sub-Adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Nothing herein shall constitute a waiver of any rights or remedies that the Fund may have under any federal or state securities laws.
     7. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance with respect to each Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Fund’s Board of Directors; and further provided that such continuance is also approved annually by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding voting securities of a Portfolio shall be effective to continue this Agreement with respect to such Portfolio notwithstanding (i) that this Agreement has not been approved by the holders of the outstanding voting securities of any other Portfolio or (ii) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of the Fund, unless such approval shall be required by applicable law or otherwise.
     This Agreement may be terminated as to any Portfolio at any time, without payment of any penalty, by the Fund’s Board of Directors, by the Investment Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio, upon 60 days’ prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 90 days’ prior written notice to the Investment Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Investment Advisory Agreement dated as of January 1, 1997, as amended, between the Investment Adviser and the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Sub-Adviser and the Investment Adviser, subject to approval by the Fund’s Board of Directors and, if required by applicable SEC rules and regulations, a vote of a majority of a Portfolio’s outstanding voting securities.
     8. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except (i) as required by law, rule or regulation, (ii) as permitted under this Agreement, or (ii) where such information otherwise becomes available to the public through no fault of the receiving party.
     The Investment Adviser hereby consents to the disclosure to third parties of (i) investment results and other data of the Investment Adviser or the Portfolios (other than the identity of the Investment Adviser or the Fund) in connection with providing composite investment results of the Sub-Adviser and (ii) investments and transactions of the Investment Adviser or the Portfolios (other than the identify of the Investment Adviser or the Fund) in connection with providing composite information of clients of the Sub-Adviser.
     9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
     10. Information. The Investment Adviser hereby acknowledges that it and the Directors of the Fund have been provided with all information necessary in connection with the services to be provided by the Sub-Adviser hereunder, including a copy of Part II of the Sub-Adviser’s Form ADV at least 48 hours prior to the Investment Adviser’s execution of this Agreement, and any other information that the Investment Adviser or the Directors deem necessary.
     11. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.
     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ATTEST:		AEGON/TRANSAMERICA FUND ADVISERS, INC.

By:	/s/ Gayle A. Morden	By:	/s/ John K. Carter
Name:	Gayle A. Morden	Name:	John K. Carter
Title:	Assistant Vice President and Assistant Secretary	Title:	Vice President, General Counsel, Compliance Officer and Secretary

ATTEST:		MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By:	/s/ W. Blair Garff	By:	/s/ Michael P. Kiley
Name:	W. Blair Garff	Name:	Michael P. Kiley
Title:	Executive Director	Title:	Managing Director

SUB-ADVISORY AGREEMENT
SCHEDULE A
Van Kampen Active International Allocation
Van Kampen Asset Allocation
Van Kampen Money Market

SUB-ADVISORY AGREEMENT
SCHEDULE B

TERMINATION
PORTFOLIO	SUB-ADVISER COMPENSATION	DATE
Van Kampen Active International Allocation	0.75% of the Portfolio’s average daily net assets up to $20 million; 0.60% of average daily assets in excess of $20 million up to $50 million; and 0.50% of average daily net assets in excess of $50 million. At such time as the net assets exceed $200 million, the fee shall be 0.50% of total average daily net assets.	April 30, 2004

Van Kampen Asset Allocation	0.30% of the Portfolio’s average daily net assets	April 30, 2004

Van Kampen Money Market	0.25% of the Portfolio’s average daily net assets	April 30, 2004

AMENDMENT TO SUB-ADVISORY AGREEMENT
BETWEEN AEGON/TRANSAMERICA FUND ADVISERS, INC. AND
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
This Amendment to Sub-Advisory Agreement is made and entered into as of May 1, 2004, between AEGON/Transamerica Fund Advisers, Inc. (the “Investment Adviser”) and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”).
W I T N E S S E T H
      WHEREAS, the Sub-Adviser currently serves as investment sub-adviser to the AEGON/Transamerica Series Fund, Inc (the “Fund”) pursuant to a Sub-Advisory Agreement dated May 1, 2002, as may be amended thereafter (the “Agreement”); and
     WHEREAS, the Investment Adviser and the Sub-Adviser wish to amend the portfolios listed in Schedule A to the Agreement; and
     WHEREAS, the Investment Adviser and the Sub-Adviser wish to amend the fee schedule set forth in Schedule B to the Agreement.
     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:
     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.
     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule B, and all references in the Agreement to Schedule B shall be deemed to refer to the attached Schedule B.
     3. Except as provided herein, the Agreement shall remain in full force and effect. This Amendment and the Agreement, as amended, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersede any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.
     4. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall be binding upon the parties and their respective successors and assigns.
     5. This Amendment shall be effective as of the date written above.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

ATTEST:	AEGON/TRANSAMERICA FUND ADVISERS, INC.

By:	By:	/s/ Kim Day
Name:	Name:	Kim Day
Title:	Title:

ATTEST:	MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By:	By:	/s/ Donald E. Robison

Name:	Name:	Donald E. Robison
Title:	Title:	Managing Director

SUB-ADVISORY AGREEMENT
SCHEDULE A
Active International Allocation
Large Cap Core

SUB-ADVISORY AGREEMENT
SCHEDULE B
     AEGON/Transamerica Fund Advisers, Inc. shall pay an annual fee to Morgan Stanley Investment Management Inc., pursuant to Section 4 of this Agreement, for each of the Portfolio(s) identified below, based on the following calculations:
Active International Allocation
0.45% on the first $250 million
0.40% on the next $250 million
0.35% on assets over $500 million
Large Cap Core
0.30% on all assets
Dated: May 1, 2004

AEGON/TRANSAMERICA FUND ADVISERS, INC.
570 Carillon Parkway
St. Petersburg, Florida 33716
January 14, 2005
Kim Costello
Morgan Stanley Investment Management, Inc.
1221 Avenue of the Americas, 5th Floor
New York, NY 10020
               Re: Notification of Name Change
Dear Ms. Costello:
Please make note that the investment adviser to Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Fund, Inc. has changed its name from AEGON/TRANSAMERICA FUND ADVISERS, INC. to TRANSAMERICA FUND ADVISORS, INC.
          This name change became effective January 1, 2005.
          If you have any questions, please don’t hesitate to call me at 727-299-1825.
Thank you,

/s/ Greg Reymann
Greg Reymann
Vice President and Counsel
Transamerica Fund Advisors, Inc.

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA FUND ADVISORS, INC. AND
MORGAN STANLEY INVESTMENT MANAGEMENT, INC.
THIS AMENDMENT is made as of May 1, 2005 to the Sub-Advisory Agreement dated May 1, 2002, as amended, between Transamerica Fund Advisors, Inc. (formerly, AEGON/Transamerica Fund Advisers, Inc.) and Morgan Stanley Investment Management, Inc., on behalf Van Kampen Active International Allocation and Van Kampen Large Cap Core, separate series of AEGON/Transamerica Series Trust (formerly, AEGON/Transamerica Series Fund, Inc.) (the “Trust”). In consideration of the mutual covenants contained herein, the parties agree as follows:
Redomiciling of the Trust. On May 1, 2005, AEGON/Transamerica Series Fund, Inc. was reorganized from a Maryland Corporation to a Delaware statutory trust of the series type. Any reference to AEGON/Transamerica Series Fund, Inc. as a Maryland Corporation will now be revised to mean AEGON/Transamerica Series Trust, a Delaware statutory trust, in response to such reorganization.
In all other respects, the Sub-Advisory Agreement dated May 1, 2002, as amended, is confirmed and remains in full force and effect.
The parties hereto have caused this amendment to be executed as of May 1, 2005.

TRANSAMERICA FUND ADVISORS, INC.

By:	/s/ Kim Day

Name:	Kim Day
Title:	Senior Vice President & Treasurer

MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

By:	/s/ Michael P. Kiley
Name:	Michael P. Kiley
Title:	Managing Director

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA FUND ADVISORS, INC. AND
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
THIS AMENDMENT is made as of January 1, 2007 to the Sub-Advisory Agreement dated May 1, 2002, as amended, (the “Agreement”), between Transamerica Fund Advisors, Inc. (formerly, AEGON/Transamerica Fund Advisers, Inc.), and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”) on behalf of AEGON/Transamerica Series Trust (the “Trust”) and Van Kampen Active International Allocation (the “Fund”). In consideration of the mutual covenants contained herein, the parties agree as follows:
1.	Compensation. Effective January 1, 2007, the sub-advisory fee rate for Van Kampen Active International Allocation is as follows:
0.45% of the first $250 million of average daily net assets; 0.40% of average daily net assets over $250 million up to $500 million; 0.35% of average daily net assets over $500 million up to $1 billion; and 0.325% of average daily net assets in excess of $1 billion.
In all other respects, the Sub-Advisory Agreement dated May 1, 2002, as amended, is confirmed and remains in full force and effect.
The parties hereto have caused this amendment to be executed as of January 1, 2007.

TRANSAMERICA FUND ADVISORS, INC

By:	/s/ Glenn E. Brightman
Name:	Glenn E. Brightman
Title:	Senior Vice President

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By:	/s/ Michael P. Kiley
Name:	Michael P. Kiley
Title:	Managing Director

Transamerica Asset Management, Inc. P.O. Box 9012 Clearwater, Florida 33758-9012 727-299-1800
May 2, 2008
Morgan Stanley Investment Management Inc.
Attn: Kim Costello
522 Fifth Avenue, Floor 19
New York, NY 10036
          Re: Notification of Name Change
Dear Ms. Costello:
          This letter serves as notification that, effective January 1, 2008, TRANSAMERICA FUND ADVISORS, INC. was renamed TRANSAMERICA ASSET MANAGEMENT, INC.
          Additionally, we have renamed the following mutual funds and each underlying series to reflect the Transamerica brand. Please note the effective date for each mutual fund and its respective underlying series.
          Effective March 1, 2008:

Former Name	New Name
Transamerica IDEX Mutual Funds	Transamerica Funds

TA IDEX Van Kampen Emerging Markets Debt	Transamerica Van Kampen Emerging Markets Debt

TA IDEX Van Kampen Small Company Growth	Transamerica Van Kampen Small Company Growth

TA IDEX Van Kampen Mid-Cap Growth	Transamerica Van Kampen Mid-Cap Growth
Effective May 1, 2008

Morgan Stanley Investment Management Inc.
Attn: Kim Costello
May 2, 2008
Page Two

Former Name	New Name
AEGON/Transamerica Series Trust	Transamerica Series Trust

(ATST) Van Kampen Active International Allocation	Transamerica Van Kampen Active International Allocation VP

(ATST) Van Kampen Large Cap Core	Transamerica Van Kampen Large Cap Core VP

(ATST) Van Kampen Mid-Cap Growth	Transamerica Van Kampen Mid-Cap Growth VP
          Please include this letter with any applicable agreement your firm may have with us, as there will be no formal individual amendment to our agreement.
          If you have any questions, please feel free to call me at 727-299-1803.
Thank you,

/s/ Margaret A. Cullem-Fiore
Margaret A. Cullem-Fiore
Vice President and Senior Counsel
Transamerica Asset Management, Inc.

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA ASSET MANAGEMENT, INC. AND
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
THIS AMENDMENT is made as of 4:00 p.m. on April 30, 2009 to the Sub-Advisory Agreement dated May 1, 2002, as amended, (the “Agreement”), between Transamerica Asset Management, Inc. (formerly, Transamerica Fund Advisors, Inc.) and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”) on behalf of Transamerica Van Kampen Active International Allocation VP, Transamerica Van Kampen Large Cap Core VP, and Transamerica Capital Guardian U.S. Equity VP, separate series of Transamerica Series Trust (the “Trust”). In consideration of the mutual covenants contained herein, the parties agree as follows:
2.	Schedule A. Schedule A to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

3.	Schedule B. Schedule B to the Agreement is hereby deleted and replaced in its entirety with the attached revised Schedule B and all references in the Agreement to Schedule B shall be deemed to refer to the attached Schedule B.
In all other respects, the Sub-Advisory Agreement dated May 1, 2002, as amended, is confirmed and remains in full force and effect.
The parties hereto have caused this amendment to be executed as of 4:00 p.m. on April 30, 2009.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By:	/s/ Joseph C. Benedetti
Name:	Joseph C. Benedetti
Title:	Managing Director

SUB-ADVISORY AGREEMENT
SCHEDULE A
Transamerica Van Kampen Active International Allocation VP
Transamerica Van Kampen Large Cap Core VP
Transamerica Capital Guardian U.S. Equity VP

SUB-ADVISORY AGREEMENT
SCHEDULE B
Transamerica Asset Management, Inc. shall pay an annual fee to Morgan Stanley Investment Management Inc., pursuant to Section 4 of this Agreement, for each of the Portfolio(s) identified below, based on the following calculations:
Transamerica Van Kampen Active International Allocation VP
0.45% up to $250 million;
0.40% over $250 million up to $500 million;
0.35% over $500 million up to $1 billion; and
0.325% in excess of $1 billion
Transamerica Van Kampen Large Cap Core VP
0.30% on all assets
Transamerica Capital Guardian U.S. Equity VP
None